PRELIMINARY COPY
                        HOST AMERICA CORPORATION
                              Two Broadway
                          Hamden, CT 06518-2697
                             (203) 248-4100
                         ----------------------


                             PROXY STATEMENT

                         ----------------------

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held November 21, 2000

             TO THE SHAREHOLDERS OF HOST AMERICA CORPORATION

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Host America Corporation, a Colorado corporation (the "Company") will be held at 310 West Shepard Street, Hamden, Connecticut 06514, on November 21, 2000, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. A proposal to amend the Articles of Incorporation to modify the lengths of the terms of the directors of the Company;
     2. To elect seven directors to such terms as will be required by the Articles of Incorporation as may be amended by proposal 1, above;
     3. Ratification of the Company's 2000 Stock Option Plan and an amendment increasing the maximum number of shares reserved for issuance thereunder to 500,000 shares of Common Shares.
     4. To ratify the selection of DiSanto Bertoline & Company, P.C. as independent auditors of the Company for the year ending June 29, 2001.
     5. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting $.001 par value Common Stock and voting Series A Preferred Stock of the Company of record at the close of business on October 19, 2000 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

A copy of the Company's Annual Report to Shareholders for the year ended June 30, 2000 accompanies this Notice of Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

                                   GEOFFREY W. RAMSEY
                                   PRESIDENT
Hamden, Connecticut
October 19, 2000

                                                         PRELIMINARY COPY
                        HOST AMERICA CORPORATION
                              Two Broadway
                          Hamden, CT 06518-2697
                             (203) 248-4100
                         ----------------------

                             PROXY STATEMENT

                         ----------------------

                     ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD NOVEMBER 21, 2000


                           GENERAL INFORMATION
                           -------------------

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Host America Corporation, a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut 06514, on November 21, 2000, at 10:00 a.m., Eastern Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 19, 2000.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report to Shareholders for the Company's fiscal year ended June 30, 2000, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                  SHARES OUTSTANDING AND VOTING RIGHTS
                  ------------------------------------

     All voting rights are vested exclusively in the holders of the Company's $.001 par value Common Stock and the voting Series A Preferred Stock, with each share entitled to one vote. Only shareholders of record at the close of business on October 19, 2000, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On October 19, 2000, the Company had 1,325,122 shares of its $.001 par value Common Stock outstanding and 700,000 Series A Preferred Stock, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding Common Stock and Series A Preferred Stock represented in person or by proxy shall constitute a quorum at the Meeting.

                      SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT
                    --------------------------------

     The following table sets forth the number and percentage of shares of the Company's $.001 par value Common Stock owned beneficially, as of October 19, 2000, by any person who is known to the Company to be the beneficial owner of 5% or more of such Common Stock and Series A Preferred Stock and, in addition, by each Director of the Company and its subsidiaries and by all Directors and Officers of the Company and its subsidiaries as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                           Beneficial Ownership Beneficial Ownership  Beneficial Ownership
                           -------------------- --------------------  Based on 2,025,122
                            Voting Common(1)(2)  Voting Preferred(2)    Voting Shares(3)
                            ------------------   ------------------     ----------------
Name and Address            Shares     Percent   Shares     Percent    Shares    Percent
----------------            ------     -------   ------     -------    ------    -------
Geoffrey W. and             80,550 (4)  6.1%    225,000 (3)  32.1%     305,550    15.1%
 Debra Ramsey
2 Broadway
Hamden, CT 06518-2697

David J. Murphy             77,600 (5)  5.9%    225,000 (5)  32.1%     302,600    15.0%
2 Broadway
Hamden, CT 06518-2697

Anne L. Ramsey              20,327 (6)  1.5%          0          *      20,327        *
2 Broadway
Hamden, CT 06518-2697

Thomas P. and Irene Eagan   27,750 (7)  2.1%    100,000 (6)  14.3%     127,750     6.3%
11 Woodhouse Avenue
Northford, CT 06472

Patrick J. Healy            13,850 (8)     *          0          *      13,850        *
2 Broadway
Hamden, CT 06518-2697

John D'Antona               13,750 (9)     *          0          *      13,750        *
2 Broadway
Hamden, CT 06518-2697

                                   -2-

Gilbert Rossomando          99,061      7.5%          0          *      99,061     7.5%
2 Broadway
Hamden, CT 06518-2697

Mark Cerreta                99,061      7.5%          0          *      99,061     7.5%
2 Broadway
Hamden , CT 06518-2697

All Executive Officers
and Directors as a
group (7 persons)          431,949     32.6%    550,000      78.6%     981,949    48.5%

_____________________________
* Less than 1%

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by each other person listed.
(2) Calculated on the basis that a total of 1,325,122 shares of Common Stock are issued and outstanding and 700,000 shares of voting Series
     A Preferred are outstanding.
(3) There are 1,325,122 shares of voting Common Stock and 700,000 shares of voting Series A Preferred for a total of 2,025,122 shares eligible to vote any matter to come before the meeting.
(4) Mr. Ramsey is the beneficial owner of 20,550 shares of Common Stock, options to purchase 60,000 shares of Common Stock and 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(5) Mr. Murphy is the beneficial owner of 17,600 shares of Common Stock, options to purchase 60,000 shares of Common Stock and 225,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 225,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(6) Ms. Ramsey is the beneficial owner of 577 shares of Common Stock and 19,750 options to purchase shares of Common Stock.
(7) Mr. Eagan is the beneficial owner of 8,000 shares of Common Stock and options to purchase 19,750 shares of Common Stock and of 100,000 shares of Series A Preferred which has full voting rights and converts after a five (5) year period to 100,000 shares of Common Stock. Additional shares of Common Stock may be issued earlier if certain performance goals are achieved.
(8) Mr. Healy is the beneficial owner of options to purchase 100 shares of Common Stock and 13,750 options to purchase Common Stock.
(9) Mr. D'Antona is the beneficial owner of options to purchase 13,750 shares of Common Stock.

     Additional shares of Common Stock may be issued earlier upon the conversion of the Series A Preferred Stock to Messrs. Ramsey, Murphy and Eagan if certain performance goals are achieved. To date, these performance goals have not been met.

     There is no arrangement or understanding known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                               PROPOSAL 1
             PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
     TO MODIFY THE LENGTH OF TERMS FOR THE DIRECTORS OF THE COMPANY

     The Board of Directors has voted to authorize an amendment to Article IV of the Company's Articles of Incorporation and to recommend such proposed amendment to the Shareholders for adoption. Although this proposal may have the effect of discouraging a holder of a large block of the Company's securities from attempting a merger, tender offer, proxy contest, or other assumption of control with or for the Company or the removal of incumbent management, the Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Common Stock, and the proposed amendment to the Company's Articles of Incorporation is not in response to any specific effort to do so. The purpose of Proposal 1 is to enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board. If this proposal is adopted by the Shareholders,
Article IV of the Articles of Incorporation will be amended to add following paragraph:

          Classification of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting of Shareholders; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting of Shareholders; and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting of Shareholders. At each meeting of Shareholder beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease in directorships shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office until the next election of directors of such class by the Shareholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors shall hold office until the annual meeting for the year in which their terms expire and until their successors shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy shall hold office until the next election of directors of such class by the Shareholders.

     This proposal provides for three classes of directors, each consisting as nearly as possible of one-third of the Board and for one-third of the Board to be elected each year. However, members of all three classes would be elected initially at the Annual Meeting. If this proposal is approved and the slate of seven directors proposed for election at the Annual
Meeting are elected, they would be elected in three separate classes as follows: two "Class I Directors" would be elected for a term expiring at the 2001 Annual Meeting; three "Class II Directors" would be elected for a term expiring at the 2002 Annual Meeting; and two "Class III Directors" would be elected for a term expiring at the 2003 Annual Meeting. At each annual meeting after the Meeting, only directors of the class whose term is expiring would be voted upon, and upon election each such director would serve a three-year term. Currently, the Company's Articles of Incorporation provide that the number of directors of the Company shall be fixed by the by-laws, and the by-laws provide that the number shall never be less than one or more than eleven. Subject to Colorado law, this proposal expressly delegates to incumbent directors sole power to fill vacancies whether occurring by an increase in the number of directors or otherwise. A director elected to fill a vacancy would hold office for the unexpired portion of the term of the director who was being replaced. A director elected to fill a newly created directorship would hold office until the next election for the class to which that director was elected. If the size of the Board is increased, the additional directors would be apportioned among the three classes of directors to keep all such classes as nearly equal as possible. The Board of Directors believes that the adoption of this proposal is advantageous to the Company and its Shareholders for a number of reasons. Providing that directors will serve three-year terms rather than one-year terms, will enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board. Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions in the company with the intent either of obtaining actual control of the company by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by the company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirers may be in a position to elect a company's entire board of directors through proxy contest or otherwise, even though they do not own a majority of the company's then outstanding shares at the time. If this proposal is approved, a majority of the Company's directors could not be removed by such persons until two annual meetings of Shareholders have occurred, unless such removal was for cause and the requisite vote was obtained. By providing this additional time to the Board of Directors and eliminating the possibility of rapid removal of the Board, the directors of the Company will have the necessary time to most effectively satisfy their responsibility to the Company's Shareholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. The Board believes that this will permit it to more effectively represent the interests of all Shareholders, including responding to demands or actions by any Shareholder or group. This proposal may discourage potential purchasers because its provisions would operate to delay the purchaser's ability to obtain control of the Board of Directors, since it will generally take a purchaser two annual meetings of Shareholders to elect a majority of the Board. The Board has no knowledge of any present effort to gain control of the Company or to organize a proxy contest. However, the Board believes that adopting this proposal is prudent, advantageous and in the best interests of Shareholders because it will give the Board more time to fulfill its responsibilities to Shareholders and, it will provide greater assurance of continuity and stability in the composition and policies of the Board of Directors. The Board also believes such advantages outweigh any disadvantage relating to discouraging potential acquirers from attempting to obtain control of the Company. Approval of this proposal requires an affirmative vote of holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote in person or by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 1.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.


                               PROPOSAL 2
                         ELECTION OF DIRECTORS

     Seven directors will be elected at the Annual Meeting. If the Shareholders approve Proposal 1, the Board of Directors will be divided into three classes with staggered terms of office. The initial classification of the Board will be as follows: the Class I directors, Patrick J. Healy and John D'Antona, will serve until the date of the 2001 Annual Meeting of Shareholders; the Class II directors, Anne L. Ramsey and Thomas P. Eagan, will serve until the date of the 2002 Annual Meeting of Shareholders; and the Class III directors, Geoffrey W. Ramsey, David J. Murphy and Gilbert Rossomando, will serve until the date of the 2003 Annual Meeting of Shareholders. At each Annual Meeting after 2000, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term. If Proposal 1 is not approved, directors elected at the Annual Meeting will serve until the date of the 2001 Annual Meeting of Shareholders and until their respective successors are duly elected and shall have qualified.

     Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee or nominees as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated:

     PATRICK J. HEALY Ph.D has been a Board Member of the Company since February of 1998. He is the Senior Vice President for Finance and Administration for Quinnipiac University and has held this position for the past 20 years. He received his undergraduate degree in accounting from Quinnipiac, his MBA from the University of New Haven, a doctorate in Educational Leadership, Higher Education Administration, from the University of Connecticut, and completed the higher education program at the Institute for Educational Management at Harvard University. He has been on the Board of the Connecticut Chapter of the Leukemia and Lymphoma Society since 1992, where he served as Treasurer, Vice President, and Chapter President. He was elected to the National Board of the Leukemia and Lymphoma Society in 1996, and also currently serves on the Board of The Children's Corner in Ridgefield, Connecticut.

     JOHN D'ANTONA has served as a Director of the Company from February 1998 to present. Mr. D'Antona has 25 years experience in a variety of food service marketing and sales positions and currently is the New England Regional Manager for Mother Parker Tea and Coffee. Mother Parker Tea and Coffee was established in 1912 and is a Canadian company and is the largest private label and producer of tea and coffee in North America.

     ANNE L. RAMSEY has been the Secretary and a Director of the Company since March, 1986. Along with her duties as Corporate Secretary, Ms. Ramsey serves as a District Supervisor and is responsible for one of Host America facilities in Connecticut and Human Resources Director. Prior to 1986, she was Vice President of Operations for Comstock Leasing, Inc. in San Mateo, California from 1984 to 1985. From 1980 to 1984, she was Operations Manager for Comstock Leasing.

     THOMAS P. EAGAN, JR. has been a Director of the Company since November, 1988. He has been employed as a Regional Sales Director with Eastern Bag & Paper Co., Inc., Bridgeport, Connecticut since May, 1979. From February, 1972 to May 1979, Mr. Eagan owned and operated Purifier Systems, Inc., Hamden, Connecticut, a wholesale paper distributor. From January 1972 to February, 1973, Mr. Eagan was Regional Manager for Piedmont Capital Corp., a mutual fund life insurance underwriter located in Woodbridge, Connecticut. In this capacity, Mr. Eagan supervised Piedmont's Financial Planners and District Managers in southern Connecticut. Mr. Eagan studied Business Administration and graduated from Quinnipiac University, Hamden, Connecticut.

     GEOFFREY W. RAMSEY, the Company's co-founder, has been the President, Treasurer and a Director of the Company since March, 1986. Mr. Ramsey has more than 30 years experience in the food service industry. Currently, he is responsible for the day-to-day management of all marketing and sales activities for the Company. He also is responsible for future growth planning and evaluating potential acquisition candidates. He has developed a comprehensive sales program for manual dining operations, vending and other ancillary services. Prior to 1986, Mr. Ramsey operated a number of diverse food service operations. These included the University of New Haven, Southern Connecticut State University, Choate - Rosemary Hall and others. Mr. Ramsey was Personnel and Training Specialist for ARA Services and has a B.S. degree from the University of New Haven and a A.A.S. degree from the Culinary Institute of America.

     DAVID J. MURPHY, a co-founder of the Company, has been Executive Vice President and a Director of the Company since March, 1986. Mr. Murphy has more than 25 years experience in the industry. Currently, he is responsible as Chief Financial Officer for all financial and operational aspects of the Company. From 1984 to 1986 he was the Operations Manager for Campus Dining at the University of New Haven and served as Adjunct Professor in the Hotel, Restaurant and Tourism School. From 1983 to 1984 he was involved in operations at Hamilton College, Clinton, New York and Fairleigh Dickinson University, Madison, New Jersey. Mr. Murphy received his B.S. degree in International Business from Quinnipiac University, Hamden, Connecticut, and a certificate in Exporting Marketing from the same college. He has also completed post graduate courses in business. Mr. Murphy is a member of the National Restaurant Association and the National Association of College and University Food Services and is listed in 1986-1987 Directory of Hospitality Educators.

     GILBERT ROSSOMANDO, has served as a Director of the Company since July, 2000 and is one of the founders of Lindley Food Services, Inc. Mr. Rossomando continues to be an officer of Lindley Food Services, Inc. and handles cost analysis, sales and marketing, contract bidding and employee policies. Mr. Rossomando has a Bachelors Degree in Business Administration and Food Service Management from the University of New Haven.

     THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR PATRICK J. HEALY AND JOHN D'ANTONA AS CLASS I DIRECTORS; ANNE L. RAMSEY AND THOMAS P. EAGAN AS CLASS II DIRECTORS; AND GEOFFREY W. RAMSEY, DAVID J. MURPHY AND GILBERT ROSSOMANDO AS CLASS III DIRECTORS, OR IN THE EVENT THAT PROPOSAL 1 IS NOT RATIFIED THE BOARD RECOMMENDS A VOTE FOR PATRICK J. HEALY, JOHN D'ANTONA, ANNE L. RAMSEY, THOMAS P. EAGAN, GEOFFREY W. RAMSEY, DAVID J. MURPHY AND GILBERT ROSSOMANDO UNTIL THE 2001 ANNUAL MEETING.

It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such directors unless otherwise instructed in such Proxy.

                    DIRECTORS AND EXECUTIVE OFFICERS

NAME                        AGE               POSITION
----                        ---               --------

Geoffrey W. Ramsey          50          President, Treasurer and a Director

David J. Murphy             43          Executive Vice President and a Director

Anne L. Ramsey              53          Secretary and a Director

Gilbert Rossomando          42          President of Lindley and a Director

Mark Cerreta                41          Executive Vice President - Lindley

Thomas P. Eagan, Jr.        57          Director

Patrick J. Healy            56          Director

John D'Antona               57          Director
_____________________

     All members of the Board of directors hold offices until the election and qualifications of their successors, or until death, resignation or removal. Messrs. Patrick J. Healy and John D'Antona are independent directors. Officers serve at the discretion of the Board of Directors.

     The Company's Board of Directors held four (4) meetings during the fiscal year ended June 25, 1999, and each Director attended all of the meetings held. There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company except Geoffrey W. Ramsey and Anne L. Ramsey are brother and sister.

===========================================================================================================
                                       SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                 ------------------------------
                     Annual Compensation                                  Awards        Payouts
-----------------------------------------------------------------------------------------------

      (a)             (b)      (c)          (d)         (e)         (f)         (g)     (h)       (i)

                                                       Other                                      All
     Name                                              Annual    Restricted             LTIP      Other
     and                                               Compen-     Stock      Options/  Pay-     Compen-
   Principal                  Salary       Bonus       sation     Award(s)      SARs    outs     sation
   Position         Year (1)    ($)         ($)        ($)(2)       ($)         (#)      ($)      ($)
-----------------------------------------------------------------------------------------------------------
Geoffrey W. Ramsey   2000    $140,000     $ -0-        $ -0-         0         25,000      0    $9,200(2)
 President and CEO   1999    $105,000     $ -0-        $ -0-         0         30,000      0    $8,227(2)
                     1998    $ 85,000     $ -0-        $ -0-         0          5,000      0    $6,500(2)

David J. Murphy      2000    $135,000     $ -0-        $ -0-         0         25,000      0    $6,000(2)
 Vice President      1999    $100,750     $ -0-        $ -0-         0         30,000      0    $6,000(2)
                     1998    $ 77,750     $ -0-        $ -0-         0          5,000      0    $6,000(2)

===========================================================================================================

(1) Periods presented are for the fiscal years ended June 30, 2000, June 25, 1999 and June 28, 1998.
(2) The Company pays Messrs. Ramsey's and Murphy's life insurance policy and car allowance valued at approximately $6,500 per year. Under Mr. Ramsey's and Mr. Murphy's employment agreements, they are also entitled to health and disability insurance.

OPTIONS GRANTED TO DIRECTORS AND EXECUTIVE MANAGEMENT

     In September 1997, the Company granted options to purchase 1,000 shares of Common Stock to two Directors, Mr. Thomas P. Eagan, Jr. and Anne
L. Ramsey, respectively. Also in September 1997, the Company issued options to purchase 5,000 shares of Common Stock to Geoffrey W. Ramsey and David J. Murphy, Officers and Directors. The stock options are exercisable over a period of ten (10) years at an exercise price of $5.00 per share. The options are subject to certain adjustment provisions in the event of any stock dividends, reverse splits and/or reclassifications of the Common Stock. In July 1999, the Company granted to its Officers and Directors options to purchase 90,000 shares of Common Stock to its Directors. Specifically, the Board of Directors granted Mr. Ramsey 30,000 options, Mr. Murphy 30,000 options, Ms. Ramsey 10,000 options, Mr. Eagan 10,000 options, Mr. Healy 5,000 options and Mr. D'Antona 5,000 options. In May, 2000, the Company granted to its Officers and Directors options to purchase 85,000 shares of Common Stock. The stock options are exercisable for a period of ten (10) years at an exercise price of $4.00. Specifically, the Board granted Mr. Ramsey 25,000 options, Mr. Murphy 25,000 options, Ms. Ramsey 8,750 options, Mr. Eagan 8,750 options, Mr. D'Antona 8,750 options and Mr. Healy 8,750 options.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING 2000

     The following table sets forth certain information regarding grants of stock options to our Executive Officers who received stock options during 2000. The fair value of the option grant was estimated on the date of the grant based on the then market price of the Company's Common Stock and after factors such as length of employment time contracted to the Company. None of the following options have been exercised.

                        NUMBER OF
                        SECURITIES  % OF TOTAL
                        UNDERLYING   OPTIONS
                         OPTIONS    GRANTED TO  EXERCISE     GRANT
NAME                     GRANTED    EMPLOYEES   PRICE ($)    DATE
----                     -------    ---------   ---------    ----
Geoffrey W. Ramsey       55,000       42.7%       $4.00     5/17/00
David J. Murphy          55,000       42.7%       $4.00     5/17/00
Anne L. Ramsey           19,750       14.8%       $4.00     5/17/00

DIRECTOR COMPENSATION

     Our directors receive $500 for each meeting of the Board attended, $250 for participation in each meeting of the Board by telephone conference and $250 for participation, in person or by telephone conference, in each committee meeting, and they are reimbursed for out-of-pocket expenses in attending meetings of the Board of Directors or Committees.

EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with Messrs. Ramsey and Murphy, Officers and Directors of the Company, for five years commending February 19, 1998. Under the terms of the agreements, Messrs. Ramsey and Murphy receive annual salaries of $140,000 and $130,000, respectively, which may be increased from time to time by the Company's Compensation Committee or the Board of Directors, but shall not be decreased without the consent of the employee. Both individuals receive an expense account, an automobile expense account, related business expenses and all benefits afforded other employees. The Company also provides health, disability and insurance to each of these individuals.

     In July 2000, the Company entered into four (4) year employment agreements with Gilbert Rossomando and Mark Cerreta, the president and vice president of Lindley Food Services, Inc., our wholly-owned subsidiary, wherein each receives a base salary of $135,000 a year and benefits including a car allowance and health and disability insurance. Messrs. Rossomando and Cerreta are also entitled to a certain multi-year profits interest payments on the Lindley profits pursuant to the agreement wherein the Company acquired the shares of Lindley from Messrs. Rossomando and Cerreta.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee.

EXECUTIVE COMMITTEE

     The Executive Committee was formed by the Board to attend to and report to the Board on day to day operating, financial, regulatory and other matters. The committee consists of Geoffrey W. Ramsey, David J. Murphy and Anne L. Ramsey. The duties of the Executive Committee members are in addition to their duties as members of the Board.

AUDIT COMMITTEE

     The Audit Committee was formed in June 1999 pursuant to the Audit Committee Charter (the "Charter") which is included with this Proxy Statement. The Audit Committee attends to and reports to the Board with respect to matters regarding the Company's independent public accountants, including, without limitation: annual review of the Charter, recommending to the Board of Directors the firm to be engaged as its independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of its audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's accounting methods and adequacy of its internal accounting controls; approving the professional services rendered by the independent public accountants; reviewing the independence, management consulting services and fees of the independent public accountants; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources, and preparing and supervising SEC reporting requirements. The Audit Committee currently consists of Messrs. Patrick Healy, Thomas P. Eagan and John D'Antona, all of whom are the independent members of the Audit Committee. The Audit committee is required meet at least four times in each fiscal year.

COMPENSATION COMMITTEE

     The Compensation Committee was formed by the Board to attend to and report to the Board with respect to the appropriate compensation of directors and executive officers of the Company and is responsible for administering all the Company's employee benefit plans. The Compensation Committee current consists of Messrs. Geoffrey W. Ramsey, Thomas P. Eagan and John D'Antona.

NOMINATING COMMITTEE

     The Nominating Committee was formed by the Board to attend and report to the Board with respect to interviewing, evaluating, nominating and recommending individuals for membership on the Company's Board of Directors and committees and nominating specific individuals to be elected as officers of the Company. The Nominating
Committee currently consists of Messrs. David J. Murphy and Geoffrey W. Ramsey.


              RELATED PARTY AND OTHER MATERIAL TRANSACTIONS

     We lease approximately 3,000 square feet of office space for the corporate offices of our wholly-owned subsidiary, Lindley Food Services, Inc. from Gilbert Rossomando, a Director, and Mark Cerreta, a principal Shareholder. The rent on the lease is $10,831 per month and extends for five (5) years. We believe this is a competitive lease rate for similar real estate in Bridge Port, Connecticut area where the office and operations center are located. All future transactions with management must be reviewed and approved by all of the Company's independent directors.


                               PROPOSAL 3
       RATIFICATION OF THE 2000 STOCK OPTION PLAN AND AN AMENDMENT INCREASING THE MAXIMUM AGGREGATE NUMBER OF SHARES RESERVED
       FOR ISSUANCE THEREUNDER TO 500,000 SHARES OF COMMON STOCK.

STOCK OPTION PLAN

     In September 2000 our board of directors authorized the 2000 Stock Option Plan (the "Plan") which provides for the grant of: (1) shares of Common Stock as a bonus; and (2) options exercisable to purchase Common Stock which may be granted in the discretion of the Board as either "qualified incentive stock options" within the meaning of Section 422 of the United States Internal Revenue Code of 1986 (the "Code"), or "nonqualified stock options." Incentive stock options are issuable only to: (i) employees (including officers and directors) of the Company; (ii) consultants or independent contractors who are employed by the Company and who provide valuable services to the Company ("Eligible Persons"). There are currently fifteen (15) Eligible Persons. The purposes of the plan are to attract and retain the best available personnel, and to provide additional incentives to Eligible Persons, which will subsequently promote the success of our business and the interests of Shareholders.

     We have reserved 500,000 shares of Common Stock for issuance under the Plan, which is administered by the Compensation Committee and the Board of Directors. Under the Plan, the Board of Directors determined which individuals will receive options or bonus shares, the time period during which options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the option price. Options granted under the Plan are generally exercisable for a period of five years from the date of grant at an exercise price not less than the fair market value of the shares at the date of grant. In the case of Control Persons, the exercise price for Qualified Options is not less than 110% of the fair market value. Options granted under the Plan generally vest over a one to three year period from the date of the grant.

     While future issuances are indeterminable, we have not granted any options to date under the Plan. Shareholder ratification of the Plan is required to allow options granted under the Plan to be "Qualified Options." After ratification, the majority of issuances under the Plan will be "Qualified Options" so that recipients will receive more favorable tax consequences. Under Proposal 3, the amendment to increase the number of shares available under this Plan to 500,000 shares of common Stock is to be ratified by Shareholders.

     The Board of Directors has voted to authorize an amendment to Section 1.2(a) of the Stock Option Plan and to recommend such proposed amendment to the Shareholders for adoption. A copy of the Stock Option Plan, as proposed to be amended, is attached hereto and incorporated herein by this reference. If this proposal is adopted by the Shareholders, Section 1.2(a) of the Stock Option Plan will be amended to read as follows:

     (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's Common Stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 500,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in SECTION 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in SECTION 3.1.

     Pursuant to Section 1.3(a) of the Stock Option Plan, this amendment requires an affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting. This Proposal 3 shall become effective on the date of such affirmative vote by the Shareholders.

     THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 3.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.


                               PROPOSAL 4
                RATIFICATION OF SELECTION OF INDEPENDENT

     The Board of Directors of the Company has selected DiSanto Bertoline
& Company, P.C. to serve as independent accountants for the Company for the fiscal year ending June 29, 2001. Such firm has examined the financial statements of the Company since the Company's inception. The Board of Directors considers DiSanto Bertoline & Company, P.C. to be well qualified. Although it is not required to do so, the Board of Directors is submitting its selection of the Company's independent accountants for ratification at the Annual Meeting in order to ascertain the views of

Shareholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF DISANTO BERTOLINE & COMPANY, P.C. TO EXAMINE THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 29, 2001.

     It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

     A representative of DiSanto Bertoline & Company, P.C. will be present at the Meeting with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.


                  FINANCIAL STATEMENTS AND INFORMATION

     The financial statements for the fiscal year ended June 30, 2000 were included in the Company's form 10-KSB filed with the SEC on September 28, 2000.


                  SHAREHOLDER PROPOSALS TO BE PRESENTED
                       AT THE NEXT ANNUAL MEETING

     Shareholders interested in presenting a proposal for consideration at the Company's Annual Meeting of Shareholders in the year 2001 (the "2001 Annual Meeting') may do so by the following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To be eligible for inclusion in the Company's 2001 proxy statement, shareholder proposals must be received by the Company's Secretary no later than July 21, 2001. Under the rules of the Securities and Exchange Commission, Shareholders submitting such proposals are required to have held shares of the Company's Common Stock amounting to at least $2,000 in market value or one percent of the Common Stock outstanding for at least one year prior to the date on which such proposals are submitted. Further, such Shareholders must continue to own at least that amount of the Company's Common Stock through the date on which the Annual Meeting is held.

                     TRANSACTIONS OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgement.

                              By Order of the Board of Directors

                              Geoffrey W. Ramsey

October 19, 2000

                        HOST AMERICA CORPORATION




                       EXHIBITS TO PROXY STATEMENT






*    Audit Committee Charter of Host America Corporation

*    2000 Stock Option Plan

                         AUDIT COMMITTEE CHARTER

     The Audit Committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

     In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the independent accountant and the board of directors and the financial management of the Company.

2.   Review and update the Committee's charter annually.

3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, review and evaluate the performance of the independent accountant and approve the discharge of the independent accountant, where appropriate.

4. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant, requesting a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1, recommending to the board of directors appropriate action to ensure the independence of the independent accountant.

5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6. Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

8. Review with management and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9. Consider and review with the independent accountant and the financial management of the Company:

          * The adequacy of the Company's internal controls including computerized information system controls and security.

          * Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination:

          * The Company's annual financial statements and related footnotes.

          * The independent accountant's audit of the financial statements and its report thereon.

          * Any significant changes required in the independent accountant's audit plan.

          * Any serious difficulties or disputes with management encountered during the course of the audit.

          * Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

11.  Consider and review with management:

          * Significant findings during the year and management's responses thereto.

          * Any difficulties encountered in the course of the audits, including any restrictions on the scope of the work or access to required information.

          *    Any changes required in the planned scope of the audit plan.

12. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

13. Review with management and the independent accountant the interim financial report before it is filed with the SEC or other regulators.

14. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

15. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

16. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

17. Report Committee actions to the board of directors with such recommendations as the Committee may deem appropriate.

18. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

19. Prepare a report, as prescribed by SEC Rules, to be included in the Company's annual proxy or information statement, stating, among other things:

          * whether the Committee has reviewed and discussed the audited financial statements with management;

          * whether the Committee has discussed with the independent accountant the matters required to be discussed by SAS 61, as modified or supplemented;

          * whether the Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and

          * whether the Committee has discussed with the independent accountant the independent accountant's independence;

          * whether, based upon the review and discussions in subparagraphs a. through d., above, the Committee recommended to the board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC; and

          * the name of each member of the Committee below the above information in the Report.

20. The Audit Committee shall consult with the independent accountant to ensure that the independent accountant reviews the financial information included in the Company's Quarterly Reports on Form 10-Q or 10-QSB prior to the Company's filing such reports with the SEC.

21. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

22. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

23. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the board or directors.

     The membership of the Audit Committee shall consist of at least two members, a majority of which shall be independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit Committee members and the Committee chairman shall be designated by the full board of directors.

     The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the board of directors.

                        HOST AMERICA CORPORATION
                         2000 STOCK OPTION PLAN

                                ARTICLE I

     1.1  PURPOSE OR PLAN; TERM.

          (a) ADOPTION. On September 10, 2000 (the "Adoption Date"), the Board of Directors (the "Board") of Host America Corporation, a Delaware corporation (the "Company"), adopted this stock option plan to be known as the 2000 Stock Option Plan (the "plan").

          (b) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in ARTICLE IV hereto.

          (c)  GENERAL PURPOSE.   This 2000 Stock Option is intended to
encourage stock ownership by employees, officers, directors of and consultants to Host America Corporation and its controlled, affiliated subsidiary corporations (collectively, the "Company"), so that they may acquire or increase their proprietary interest in the Company, and is intended to facilitate the Company's efforts to (i) induce qualified persons to become employees or officers of or consultants to the Company;
(ii) compensate employees, officers, directors and consultants for services to the Company; and (iii) encourage such persons to remain in the employ of or associated with the Company and to put forth maximum efforts for the success of the Company. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), and the granting of stock appreciation rights ("SARs"), (Stock Awards and SARs shall be collectively referred to herein as "Awards").

          (d) CHARACTER OF OPTIONS. Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as an "incentive stock option" as defined in Code section 422 ("Incentive Stock Option") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be non-qualified options.

          (e) RULE 16b-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934 (the "Act"). In such instance, to the extent any provision of the Plan or action by a Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or such Committee. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

          (f) DURATION OF PLAN. The term of the Plan is 10 years, commencing on the date of adoption of the original Plan by the Board as specified in SECTION 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

     1.2  STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

          (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's Common Stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 500,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in SECTION 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in SECTION 3.1.

          (b) CALCULATION OF AVAILABLE SHARES. The number of shares of Stock available under the Plan shall be reduced: (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option; and, (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of an SAR.

          (c) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

     1.3  APPROVAL; AMENDMENTS.

          (a) APPROVAL BY STOCKHOLDERS. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

          (b) COMMENCEMENT OF PLAN. The Plan is effective immediately, but if the Plan is not approved by the stockholders within 12 months after its adoption by the Board, the Plan and all Options and Awards made thereunder will automatically terminate and be forfeited to the same extent and with the same effect as though the Plan had never been adopted.

          (c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, terminate or make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any

Option outstanding under the Plan, and further provided that, except as provided in ARTICLE III hereof, the Board may not, without the approval of the Company's stockholders: (i) increase the aggregate number of shares of Stock subject to the Plan; (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised; (iii) extend the term of the Plan; (iv) change the class of persons eligible to receive Options or Awards under the Plan; or, (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                               ARTICLE II

     2.1  PARTICIPANTS; ADMINISTRATION.

          (a) ELIGIBILITY AND PARTICIPATION. Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are:
(i) employees (including officers and directors) of the Company or Parent or Subsidiary Corporations; or, (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that Incentive Stock Options may only be granted to employees of the Company (and its Parent or Subsidiary Corporations). The Committee shall have full authority to determine which Eligible Persons are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. The Committee shall also have full authority to determine which Eligible Persons are to receive Awards and the conditions relating to such Award.

          (b) GENERAL ADMINISTRATION. The Plan shall be administered by the Compensation Committee which shall make recommendations to the Board of Directors with respect to the grant of Options and Awards. The Board of Directors retains complete authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options and Awards pursuant to the Plan. The Committee shall administer the Plan and make recommendations to the Board concerning the following: exercise of all powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan: to determine the vesting schedule and other restrictions, if any, relating to Options and Awards; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options and Awards shall be granted; to determine the number of shares to be covered by each Option or Award; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (c) Options and Awards granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

          (e) In designating and selecting Eligible Persons for participation in the Plan, the Committee shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. The Committee also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     2.2  TERMS AND CONDITIONS OF OPTIONS.

          (a) ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Awards under this Plan or any other stock option plan of the Company.

          (b) EXERCISE PRICE. Upon the grant of any Option, the Committee shall specify the option price per share. If the Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Option is granted (110 percent if the Option is granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). If the Option is not intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 85 percent of the fair market value per share of the stock on the date the Option is granted. The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of SECTION 3.5 hereof.

          (c) INDIVIDUAL STOCK OPTION AGREEMENTS. Options granted under the Plan shall be evidenced by option agreements in such form and content as the Committee from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this SECTION 2.2. As determined by the Committee, each option agreement shall state: (i) the total number of shares to which it pertains; (ii) the exercise price for the shares covered by the Option;
(iii) the time at which the Options vest and become exercisable; and, (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

          (d) OPTION PERIOD. No Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

          (e) VESTING; LIMITATIONS. The time at which Options vest with respect to an Optionholder shall be in the discretion of that Optionholder's Committee; provided that no Options shall vest prior to the Effective Date. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

          (f) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

          (g) METHOD OF EXERCISE. To exercise a Option, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may
be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

               (ii) pay the aggregate Option Price in one of the alternate forms as set forth in SECTION 2.2(h) below; and,

               (iii) furnish appropriate documentation that the person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

               (iv) as soon as practical after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Option.

          (h) PAYMENT PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) Full payment in cash or check made payable to the Company's order;

               (ii) At the Company's option, full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with SECTION 3.5 hereof); or,

               (iii) If a cashless exercise Plan has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          (i) RIGHTS OF A STOCKHOLDER. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          (j) REPURCHASE RIGHT. The Committee may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Committee may specify in a stock repurchase agreement in such form and content as the Committee may approve evidencing such right. The Committee may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in a stock repurchase agreement.

          (k) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than permanent disability or death, such Optionholder must, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes. "cause" shall mean a termination of Service based upon a finding by the applicable Committee that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company, has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or, (v) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Committee), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Options, to exercise Options that the Optionholders was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

          (l) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, any Options that the Optionholder was entitled to exercise on the date of death will be exercisable within the six-month period following the date of issuance of letters testamentary or letters of administration of a deceased Optionholder, in the case of the Optionholder's death during his employment by the Company, but not later than one year after the Optionholder's death or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and mall be delivered to the successors.

          (m) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Option is exercised upon the termination of Service or death of an Optionholder under this SECTION 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

          (n) DEFINITION OF "SERVICE". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Committee, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

     2.3  TERMS AND CONDITIONS OF STOCK AWARDS.

          (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Committee shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person. Except as provided otherwise in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable corporate law, employment tax and/or income tax withholding requirements.

          (c) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Committee may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

          (d) AWARD AGREEMENTS. The Committee may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Committee from time to time approves.

     2.4  TERMS AND CONDITIONS OF SARS.

          (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive SARs. The Committee shall determine the SARs to be awarded from time to time to any Eligible Person. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD OF SARS. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, the Committee may award to the Optionholder with respect to each share of Stock, underlying the Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Committee may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

          (c) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. The Committee may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

          (d) SAR AGREEMENTS. The Committee may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Committee from time to time approves.

          (e) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified in the SAR agreement by the Committee.

          (f) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

          (g) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the Committee and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to SECTION 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

          (h) TERMINATION OF EMPLOYMENT; DEATH. SECTIONS 2.2(k) AND (1), applicable to Options, shall apply equally to SARs.


                               ARTICLE III

     3.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     3.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in SECTION 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

     3.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, the Committee shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

     3.4  CHANGE IN CONTROL.

          (a) In the event of a Change in Control, the Committee shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. The Committee may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

          (b) INCENTIVE STOCK OPTION LIMITS. The exercisability of any Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Committee in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Committee and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

     3.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

          (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

     3.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

     3.7 CANCELLATION OF OPTIONS. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Committee and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in
SECTION 2.2(b) hereof on the new grant date.

     3.8 REGULATORY APPROVALS. The implementation of the Plan, granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

     3.9 INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

     3.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may he issued by the Company other than pursuant to this Plan without shareholder approval.

     3.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     3.12 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. No Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, any Options or Awards granted pursuant to the Plan may be assigned, encumbered or otherwise transferred by the Optionholder or grantee if specifically allowed by the Committee upon the grant of such Option or Award. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders. the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

     3.13 SECURITIES REGISTRATION.

          (a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not he sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future executives, directors, employees and/or consultants who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's employees. By the act of accepting an Option or Award, each grantee agrees: (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares; and, (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          (c) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable under the Plan as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission, the provisions of SECTIONS 3.13(a) AND
(b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

     3.14 TAX WITHHOLDING.

          (a) GENERAL. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

          (b) SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this SECTION 3.14(b) and such supplemental roles as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

               (i) STOCK WITHHOLDING. An Optionholder or Grantee may be provided with the election, which may be subject to approval by the Committee, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder or Grantee.

               (ii) STOCK DELIVERY. The Board may, in its discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of applicable taxes incurred in connection with such Option exercise or Stock Award (not to exceed 100 percent) designated by the Optionholder or Grantee.

     3.15 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall he determined in accordance with the laws of the State of Colorado.

                               ARTICLE IV
DEFINITIONS

The following capitalized terms used in this Plan shall have the meaning described below:

"AFFILIATES" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

"AWARD" shall mean a Stock Award or SAR under the Plan.

"BOARD" shall mean the Board of Directors of the Company.

"CHANGE IN CONTROL" shall mean and include the following transactions or situations:

          (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this Section, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the Act). For purposes of this Section, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

          (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined, voting power of the Company's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

          (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule l4A of Regulation 14A promulgated under the Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

"CODE" shall mean the internal Revenue Code of 1986, as amended.

"COMMITTEE" shall mean the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "committee" shall mean the Board.

"COMPANY" shall mean Host America Corporation, a Delaware corporation.

"CORPORATE TRANSACTION" shall mean: (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company; or, (c) any reverse merger in which the Company is the surviving entity hut in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

"EFFECTIVE DATE" shall mean the date that the Plan has been approved by the Stockholders as required by SECTION 1 3(a) hereof.

"ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that the Option or Award is granted, are (i) employees (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to The Company or Parent or Subsidiary Corporations.

"EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

"GRANTEE" shall mean an Eligible Person that has received an Award.

"INCENTIVE STOCK OPTION" shall mean a Option that is intended to qualify as an "Incentive stock option" under Code section 422.

"NON-AFFILIATES" shall mean all persons who are not Affiliates.

"NON-EMPLOYEE DIRECTOR" shall have the same meaning as ascribed under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended.

"$100,000 LIMITATION" shall mean the limitation in which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

"OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

"OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Directors.

"OPTION PRICE" shall mean the option price per share as specified by the Committee or by the terms of the Plan.

"OPTIONS" shall mean options granted under the Plan to acquire Stock.

"PARENT" OR "PARENT CORPORATION" shall mean any corporation as defined in
Section 424(e) of the Code, with respect to the Corporation.

"PLAN" shall mean The 2000 Stock Option Plan for the Company.

"SAR" shall mean stock appreciation rights granted pursuant to SECTION 2.4 hereof.

"SERVICE" shall have the meaning set forth in SECTION 2.2(n) hereof.

"STOCK" shall mean shares of the Company's Common Stock, $.001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

"STOCK AWARDS" shall mean Stock directly granted under the Plan.

"SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.


EXECUTED as of the 10th day of September, 2000.

HOST AMERICA CORPORATION



By:________________________
Name:     Geoffrey W. Ramsey
Its: President

PROXY                                                               PROXY
-----                                                               -----

-------------------------------------------------------------------------
               PROXY FOR THE ANNUAL MEETING OF SHAREHOLDER
                   SOLICITED BY THE BOARD OF DIRECTORS
-------------------------------------------------------------------------

     The undersigned hereby constitutes and appoints Geoffrey W. Ramsey and David J. Murphy, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.001 par value Common Stock of Host America Corporation, a Colorado corporation at the Annual Meeting of Shareholders to be held at 310 West Shepard Street, Hamden, Connecticut at 10:00 a.m. Eastern Time, on November 21, 2000, and any and all adjournments thereof, for the following purposes:

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF ALL PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     A vote FOR the following proposals is recommended by the Board of
Directors:

     1. To authorize the Company's Board of Directors to amend the Articles of Incorporation to modify the lengths of the terms of the directors of the Company;

                    [   ] FOR [   ] AGAINST  [   ] ABSTAIN

     2. To elect seven directors as proposed in the Proxy Statement to such terms as will be required by the Articles of Incorporation as may be amended by Proposal 1, above;

Patrick J. Healy              [   ] FOR [   ] AGAINST  [   ] ABSTAIN
John D'Antona                 [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Anne L. Ramsey                [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Thomas P. Eagan               [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Geoffrey W. Ramsey            [   ] FOR [   ] AGAINST  [   ] ABSTAIN
David J. Murphy               [   ] FOR [   ] AGAINST  [   ] ABSTAIN
Gilbert Rossomando            [   ] FOR [   ] AGAINST  [   ] ABSTAIN

     3. Ratification of the Company's Stock Option Plan and an amendment increasing the maximum number of shares reserved for issuance thereunder to 500,000 shares of Common Stock

                    [   ] FOR [   ] AGAINST  [   ] ABSTAIN
               CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     4. To ratify the selection of DiSanto Bertoline & Company, P.C. as independent auditors of the Company for the year ending June 29, 2001.

                    [   ] FOR [   ] AGAINST  [   ] ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW. [   ]

     _________________________________
     _________________________________
     _________________________________
     _________________________________

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

Do you plan to attend the Annual Meeting:    [   ]   YES     [   ] NO

     Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the president or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased shareholder should give their title. Please date the Proxy.

Signature(s) ____________________________    Date: ____________________

             ____________________________    Date: ____________________